WEBSITE & API DEVELOPMENT AGREEMENT

This Website & API Development Agreement (“Agreement”) is entered into as of December 22, 2025 (“Effective Date”), by and between:

Client: Luvulis Corporation

Address: 6608 N Western Avenue 1121, Oklahoma City, OK 73116, USA

and

Developer: ABV LTD

Address: 49 West Ham Lane, London, England, E15 4PH

Collectively referred to as the “Parties”.

1. SCOPE OF WORK

Developer agrees to design, develop, test, and deploy a corporate website and demo API service in accordance with the specifications, phases, and deliverables described in Exhibit A (Project Scope, Timeline & Cost Table) attached hereto and incorporated by reference.

The project includes:

  Website planning and UX/UI architecture
  Visual design mockups
  Frontend and backend development
  CMS integration
  Demo API architecture and implementation
  QA testing
  Deployment & hosting setup
  Technical documentation

2. PROJECT TIMELINE

Project commencement date: December 22, 2025

Estimated total duration: 16 weeks.

Phase Schedule

Phase Schedule

Phase	Duration	Delivery Date
Website Planning & UI/UX	3 weeks	Jan 12, 2026
Website Development	6 weeks	Feb 23, 2026
Demo API / Demo Service	4 weeks	Mar 23, 2026
QA & Testing	2 weeks	Apr 6, 2026
Deployment & Setup	1 week	Apr 13, 2026
Documentation & PM	Parallel / Finalized by	Apr 13, 2026

3. PAYMENT TERMS

Total Project Cost: USD $35,100.

3.1 Initial Payment (Due on Signing)

On the Effective Date, Client shall pay:

Website Planning & UI/UX — $4,980

This payment covers:

  Site structure architecture
  Navigation planning
  UX strategy
  Design mockups

Work begins upon receipt of payment. Client may, at its sole discretion, elect to pay an amount greater than the Initial Payment as an advance toward future project milestones.

Payments shall be made via wire transfer, or other mutually agreed electronic payment method using the payment details provided by Developer.

3.2 Milestone Payments Schedule

Milestone	Amount	Due Date	Payment Due
Completion of Website Development	$9,280	Feb 23, 2026	Mar 25, 2026
Completion of Demo API & Demo UI	$12,880	Mar 23, 2026	Apr 22, 2026
QA Testing Completion	$2,200	Apr 6, 2026	May 6, 2026
Deployment & Setup Completion	$2,160	Apr 13, 2026	May 13, 2026
Documentation Delivery	$3,600	Apr 13, 2026	May 13, 2026

Payments for each project phase shall become due upon completion of the applicable milestone as set forth in this Agreement.

Client shall remit payment within thirty (30) calendar days following the completion date of each milestone.

Client may satisfy milestone payments in full or through partial installment payments, provided that the total milestone amount is paid within the applicable period.

Developer reserves the right to suspend ongoing or subsequent work if any payment remains unpaid more than fifteen (15) days past its due date.

4. ACCEPTANCE & DELIVERY

The final completion date of all development work under this Agreement shall be April 13, 2026 (“Final Delivery Date”). On or before this date, Developer shall deliver the completed website and demo API system to Client for final testing and review.

Client shall have five (5) business days following the Final Delivery Date to conduct testing and either:

(a) provide written notice of material defects or non-conformities, or
(b) confirm acceptance in writing.

If Client does not provide written notice of material defects within the five (5) business day testing period, the work shall be deemed fully accepted on the fifth (5th) business day.

Upon such acceptance (whether express or deemed), all rights, title, and interest in and to the deliverables shall automatically transfer to the Client in accordance with Section 7 of this Agreement.

Minor corrections that do not materially affect functionality shall not constitute grounds for rejection. Any material scope changes requested by Client shall require a written change order.

5. CLIENT RESPONSIBILITIES

Client shall provide:

  Branding assets
  Content and copy
  API requirements (if any)
  Access credentials (hosting, domain, CMS)
  Timely approvals

Delays in the above extend delivery timelines.

6. CHANGE REQUESTS

Any work outside Exhibit A scope requires:

  Written approval
  Revised timeline
  Additional fees at agreed hourly rates

7. INTELLECTUAL PROPERTY

All deliverables created under this Agreement, including without limitation website designs, source code, backend systems, API components, databases, documentation, and related materials (collectively, the “Deliverables”), shall be developed exclusively for the Client.

Ownership rights, title, and interest in and to the Deliverables shall fully and automatically transfer to the Client upon final acceptance of the work in accordance with Section 4 (Acceptance & Delivery), including deemed acceptance following the five (5) business day testing period after April 13, 2026.

Upon such acceptance, the Client shall obtain full and exclusive worldwide intellectual property rights to the Deliverables without limitation. Developer shall retain no ownership rights in the Deliverables, except the right to reference the project in its portfolio unless otherwise agreed in writing.

8. CONFIDENTIALITY

Both Parties agree to keep confidential:

  Technical documentation
  Business data
  API structures
  Access credentials

This obligation survives termination.

9. WARRANTIES

Developer warrants that:

  Work will be original
  No third-party IP infringement is intended
  Industry-standard coding practices will be followed

No guarantee is made for uninterrupted or error-free operation post-deployment.

10. LIMITATION OF LIABILITY

Developer’s liability is limited to the total amount paid under this Agreement.
Developer is not liable for indirect, incidental, or consequential damages.

11. TERMINATION

Either Party may terminate with 14 days written notice.

If terminated:

  Client pays for completed work to date.
  Deposits are non-refundable once work has commenced.

12. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of either:

(i) the State of Oklahoma, United States, or

(ii) London, England, United Kingdom,

as may be mutually agreed by the Parties in writing at the time a dispute arises.

13. SIGNATURES

CLIENT Luvulis Corporation Name: Jakub Marcin Dzierzynski Title: Director Signature: /s/ Jakub Marcin Dzierzynski _______________________ Date: December 22, 2025	DEVELOPER ABV LTD Name: Mercedes Garrido Herrera Title: Director Signature: /s/ Mercedes Garrido Herrera _______________________ Date: December 22, 2025

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EXHIBIT A — PROJECT SCOPE, HOURS & COSTS

Project Phase	Subtask / Task	Work Description	Responsible	Estimated Hours	Hourly Rate (USD)	Cost (USD)
Website Planning & UI/UX	Site Structure	Design page structure (Home/About Company/Service/Demo/Contact Page), menu, navigation	Project Manager / UX Designer	36	60	2160
Website Planning & UI/UX	Design Mockups	Create visual mockups for pages	UI Designer	47	60	2820
Website Development	Page Coding	HTML/CSS/JS responsive coding	Frontend Developer	64	80	5120
Website Development	CMS Integration	Connect and configure content management system	Backend Developer	52	80	4160
Demo API / Demo Service	API Architecture	Design API endpoints, data structure	Backend Developer	69	80	5520
Demo API / Demo Service	API Implementation	Create 1-3 test API endpoints	Backend Developer	64	80	5120
Demo API / Demo Service	Demo UI	Minimal interface for demo	Frontend Developer	28	80	2240
QA & Testing	Website Testing	Functional, responsive, cross-browser tests	QA Engineer	26	50	1300
QA & Testing	Demo API Testing	Check endpoints and test data	QA Engineer	18	50	900
Deployment & Setup	Hosting & SSL	Server setup, SSL certificates	DevOps	18	60	1080
Deployment & Setup	Deploy Website & Demo	Deploy website and demo service to server	DevOps	18	60	1080
Documentation & PM	Documentation	API docs, instructions, architecture description	PM / Technical Writer	60	60	3600
TOTAL						35100

CLIENT Luvulis Corporation Name: Jakub Marcin Dzierzynski Title: Director Signature: /s/ Jakub Marcin Dzierzynski _______________________ Date: December 22, 2025	DEVELOPER ABV LTD Name: Mercedes Garrido Herrera Title: Director Signature: /s/ Mercedes Garrido Herrera _______________________ Date: December 22, 2025